    As filed with the Securities and Exchange Commission on October 3, 2001.
                                                           Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM S-3
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                ZIXIT CORPORATION
             (Exact name of registrant as specified in its charter)

            TEXAS                                       75-2216818
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                    2711 N. HASKELL AVENUE, SUITE 2850, LB 36
                            DALLAS, TEXAS 75204-2911
                                 (214) 515-7300
               (Address, including zip code, and telephone number,
                 including area code, of registrant's principal
                               executive offices)

                                 ---------------

                                  STEVE M. YORK
                             CHIEF FINANCIAL OFFICER
                    2711 N. HASKELL AVENUE, SUITE 2850, LB 36
                            DALLAS, TEXAS 75204-2911
                                 (214) 515-7300
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)

                                 ---------------

       Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

       If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box: [ ]

       If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 of the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box: [ ]

       If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] SEC File No. 333-67952

       If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

       If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box: [ ]


                         CALCULATION OF REGISTRATION FEE
==================================================================================================================
                                 AMOUNT             PROPOSED MAXIMUM       PROPOSED MAXIMUM           AMOUNT OF
     TITLE OF SHARES             TO BE              AGGREGATE PRICE            AGGREGATE            REGISTRATION
    TO BE REGISTERED           REGISTERED             PER UNIT(1)          OFFERING PRICE(1)             FEE
------------------------------------------------------------------------------------------------------------------

     Common Stock,
     $.01 par value              10,510                $4.83                   $50,763.30               $12.69
==================================================================================================================

(1) Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(c) under the Securities Act, based on the average of the high and low prices of the common stock on the NASDAQ National Market on October 1, 2001.

                INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

        This Registration Statement filed pursuant to Rule 462(b) and General Instruction IV of Form S-3, both promulgated under the Securities Act of 1933, as amended, hereby incorporates by reference the contents of the Registration Statement on Form S-3 (File No. 333-67952) filed on August 20, 2001.

                                    EXHIBITS

     *5.1     Opinion of Ronald A. Woessner.

    *23.1     Consent of Ronald A. Woessner (included in Exhibit 5.1).

    *23.2     Consent of Ernst & Young LLP.

     24.1     Power of Attorney (previously filed with SEC File No. 333-67952).

---------------
*Filed electronically herewith.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on October 3, 2001.

                                      ZIXIT CORPORATION,
                                      a Texas corporation

                                      By: /s/ Steve M. York
                                          --------------------------------------
                                          Steve M. York
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


         Signature                                     Title                                Date
         ---------                                     -----                                ----


         *                                  President, Chief Executive Officer          October 3, 2001
------------------------------------        and Director (Principal Executive
(David P. Cook)                             Officer)

         *                                  Senior Vice President, Chief                October 3, 2001
------------------------------------        Financial Officer and Treasurer
(Steve M. York)                             (Principal Financial and Accounting
                                            Officer)

         *                                  Vice Chairman and Director                  October 3, 2001
------------------------------------
(H. Wayne Huizenga)

         *                                  Director                                    October 3, 2001
------------------------------------
(James S. Marston)

         *                                  Director                                    October 3, 2001
------------------------------------
(Antonio R. Sanchez, Jr.)

         *                                  Director                                    October 3, 2001
------------------------------------
(Dr. Ben G. Streetman)

*By: /s/ David P. Cook
     -------------------------------
         David P. Cook
         Attorney-in-fact

*By: /s/ Steve M. York
     -------------------------------
         Steve M. York
         Attorney-in-fact

                                 EXHIBITS INDEX


    EXHIBIT
    NUMBER           DESCRIPTION
    -------          -----------

     *5.1    Opinion of Ronald A. Woessner.

    *23.1    Consent of Ronald A. Woessner (included in Exhibit 5.1).

    *23.2    Consent of Ernst & Young LLP.

     24.1    Power of Attorney (previously filed with SEC File No. 333-67952).

---------------
*Filed electronically herewith.